                       VALUE CITY DEPARTMENT STORES, INC.

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                                  Exhibit 24(b)

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated October 28, 1996 on our audits of the consolidated financial statements and financial statement schedule of Value City Department Stores, Inc.

                                                /s/ Coopers & Lybrand L.L.P.
                                                COOPERS & LYBRAND L.L.P.

Columbus, Ohio
November 7, 1996